Exhibit 10.11

Verilink Corporation	Amendment No. 5
3/4/05	Agreement No. C0302362
Page 1 of 2
Amendment No. 5
To Product Purchase Agreement
Between Telesector Resources Group, Inc., d/b/a/Verizon Services Group,
Verilink Corporation
This Amendment No. 5 to Product Purchase Agreement No. C0302362 (Agreement) is entered into and made effective as of the 4th day of March, 2005, by and between Verilink Corporation., a corporation, with offices at 11551 East Arapahoe Road, Suite 150 (hereinafter called “Seller”) and Telesector Resources Group, Inc., a Delaware corporation with offices at 240 East 38th Street, New York, New York 10016, d/b/a Verizon Services Group, on behalf of itself and for the benefit of its AFFILIATES, (herein referred to as “Purchaser”).
WHEREAS, the Agreement was effective between Buyer and Seller on June 19, 2003, and was amended by Amendments #1 — 4, to continue in effect until December 31, 2006;
EFFECTIVE DATE:
This Amendment No. 5 shall be effective March 4, 2005
NOW THEREFORE, the parties agree as follows:
PRICING
1. Appendix D to the Agreement, entitled Pricing, is hereby amended as per the party’s agreement to increase the Chassis (part number 9SA-CHAS-000 ) price by $[     ]* as follows:
Year 2003 pricing from $[     ]* to $[     ]*
Year 2004 pricing from $[     ]* to $[     ]*
Year 2005 pricing from $[     ]* to $[     ]*
Year 2006 pricing from $[     ]* to $[     ]*
2. Appendix D to the Agreement, entitled Pricing, is hereby amended as per the party’s agreement to decrease the Installation Kit unit price (part number 9SA-Inst-Kit, Kit Installation for SHARK XSP-100) from $[     ]* to $[     ]*.
ALL OTHER TERMS:
All other terms and conditions of the Agreement shall remain in full force and effect.
* Confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Verilink Corporation	Amendment No. 5
3/4/05	Agreement No. C0302362

Each party represents that it has executed this Amendment through its authorized corporate representative:

Accepted for: XEL Communications, Inc.	Accepted for: Telesector Resources Group, Inc., (A Verizon Company)
Signature: ______________________________	Signature: ______________________________
Typed Name: ___________________________	Typed Name: ___________________________
Title: ____________________________________	Title: ____________________________________
Date: ____________________________________	Date: ____________________________________